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                                                             EXHIBIT 10.14


                             AVALON PROPERTIES, INC.
                      1993 STOCK OPTION AND INCENTIVE PLAN


SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Avalon Properties, Inc. 1993 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Directors of Avalon Properties, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "ACT" means the Securities Exchange Act of 1934, as amended.

         "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options and Non-Qualified Stock Options.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the participant being convicted of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

         "CHANGE OF CONTROL" is defined in Section 10.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "COMMITTEE" means the Board or any Committee of the Board referred to in Section 2.


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         "DISABILITY" means disability as set forth in Section 22(e)(3) of the
Code.

         "DISINTERESTED PERSON" means a Non-Employee Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

         "EFFECTIVE DATE" means the date on which the Plan is approved by shareholders as set forth in Section 12.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

         "FAIR MARKET VALUE" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering shall mean the initial public offering price.

         "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

         "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

         "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

         "STOCK" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

         "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

         (a) COMMITTEE. Prior to the date of the closing of the Company's initial public offering, the Plan shall be administered by the Board. On and after the date of the closing


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of the Company's initial public offering, the Plan shall be administered by all of the Non-Employee Director members of the Compensation Committee of the Board, or any other committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person on and after the date of the closing of the Company's initial public offering.

         (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options or Non-Qualified Stock Options granted to any one or more participants;

                  (iii) to determine the number of shares to be covered by any Award;

                  (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Option;

                  (vi) subject to the provisions of Section 5(a)(iii), to extend the period in which Stock Options may be exercised; and

                  (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

         (a) SHARES ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10% of the shares of Stock sold in the Company's initial public offering. For purposes of this limitation, the shares of Stock


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underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         (b) STOCK DIVIDENDS, MERGERS, ETC. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances).

         (c) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY

         Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Non-Employee Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) below.

SECTION 5. STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.


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         Stock Options granted under the Plan may be either Incentive Stock
Options or Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after November 11, 2003.

         (a) STOCK OPTIONS GRANTED TO EMPLOYEES. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

                  (ii) GRANT OF OPTIONS IN LIEU OF CASH BONUS. Upon the request of an employee and with the consent of the Committee, such employee may elect to receive a Stock Option each calendar year in lieu of cash bonus to which he may become entitled during the following year pursuant to any other plan of the Company, but only if such employee makes an irrevocable election to waive receipt of all or a portion of such cash bonus. Such election shall be made no later than 15 days preceding January 1 of the calendar year in which the cash bonus would otherwise be paid. A Stock Option shall be granted to each employee who made such an irrevocable election on the date the waived cash bonus would otherwise be paid; provided, however, that with respect to an employee who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day). The exercise price per share shall be the Fair Market Value of the Stock on the date the Stock Option is granted. The number of shares subject to the Stock Option shall be determined by dividing the amount of the waived cash bonus by the Fair Market Value of the Stock on the date the Stock Option is granted. The Stock Option shall be granted for whole number of shares so determined; the value of any fractional share shall be paid in cash. An employee may revoke his election under this Section 5(a)(ii) on a prospective basis at any time; provided, however, that with respect to an employee who is subject to Section 16 of the Act, such revocation shall only be effective six months and one day following the date of such revocation.


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                  (iii) OPTION TERM. The term of each Stock Option shall be
         fixed by the Committee, but except as provided in Sections 5(a)(vii) and (viii) no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                  (iv) EXERCISABILITY; RIGHTS OF A SHAREHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options in lieu of cash bonus shall be exercisable immediately. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (v) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                           (A) In cash, by certified or bank check or other
                  instrument acceptable to the Committee;

                           (B) In the form of shares of Stock that are not then
                  subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                           (C) By the optionee delivering to the Company a
                  properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by


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the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

                  (vi) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (vii) TERMINATION BY DEATH. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of death.

                  (viii) TERMINATION BY REASON OF DISABILITY.

                           (A) Any Stock Option held by an optionee whose
                  employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment.

                           (B) The Committee shall have sole authority and
                  discretion to determine whether a participant's employment has been terminated by reason of Disability.

                           (C) Except as otherwise provided by the Committee at
                  the time of grant, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Non-Qualified Stock Option shall extend such period for six months from the date of death.

                  (ix) TERMINATION FOR CAUSE. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall terminate and be of no further force and effect after 30 days from the date of termination of employment or at the expiration of the stated term of the Option, if earlier.

                  (x) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.


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                  (xi) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                  (xii) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

         (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

         (c) STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS.

                  (i) AUTOMATIC GRANT OF OPTIONS. Each Non-Employee Director who becomes a Director of the Company on or before the date 30 days after the closing of the Company's initial public offering shall automatically be granted a Non-Qualified Stock Option to purchase 5,000 shares of Stock on such date at a price per share equal to the greater of the Fair Market Value on the date of grant or $20.50. Each Non-Employee Director who is serving as Director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 1994 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 3,000 shares of Stock. Except as provided in the preceding sentence, the exercise price per share for the Stock covered by a Stock Option granted hereunder shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                  (ii) GRANT OF OPTIONS IN LIEU OF DIRECTOR'S FEES. Each Non-Employee Director shall receive a Non-Qualified Stock Option each calendar year in lieu of cash director's fees he would otherwise receive for such year, but only if the Non-Employee Director makes an irrevocable election to waive receipt of all or a portion of such cash director's fees. Such election shall be made during the 30-day period immediately preceding January 1 of a calendar year and shall be effective six months and one day following the date of such election. A Non-Qualified Stock Option shall be granted to each Non-Employee Director who made such an irrevocable election on each July 15 and January 15 (or the next following business day, if such date is not a business day) with respect to the waived amount of director's fees earned for the six-month period ending June 30 and December 31,



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         respectively. The exercise price per share shall be the Fair Market
         Value of the Stock on the date the Stock Option is granted. The number of shares subject to the Stock Option shall be determined by dividing the amount of the waived directors' fees for the applicable six-month period by the Fair Market Value of the Stock on the date the Stock Option is granted. The Stock Option shall be granted for whole number of shares so determined; the value of any fractional share shall be paid in cash. A Non-Employee Director may revoke his election under this Section 5(c)(ii) at any time; provided, however, that such revocation shall only be effective six months and one day following the date of such revocation.

                  (iii) EXERCISE; TERMINATION; NON-TRANSFERABILITY.

                           (A) Except as provided in Section 10, no Option
                  granted under Section 5(c)(i) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Non-Employee Director because of Disability or death. All Options granted under Section 5(c)(ii) shall be immediately exercisable. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                           (B) The rights of a Non-Employee Director in an
                  Option granted under Section 5(c) shall terminate six months after such Director ceases to be a Director of the Company or the specified expiration date, if earlier; provided, however, that if the Non-Employee Director ceases to be a Director for Cause, the rights shall terminate immediately on the date on which he ceases to be a Director.

                           (C) No Stock Option granted under this Section 5(c)
                  shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to a Non-Employee Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the option, if earlier.

                           (D) Options granted under this Section 5(c) may be
                  exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) LIMITED TO NON-EMPLOYEE DIRECTORS. The provisions of this
         Section 5(c) shall apply only to Options granted or to be granted to Non-Employee


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         Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Non-Employee Directors respecting Options granted or to be granted to Non-Employee Directors. The provisions of this Section 5(c) which affect the price, date of exercisability, option period or amount of shares under an option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

SECTION 6. TAX WITHHOLDING

         (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) PAYMENT IN SHARES. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

                  (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 6(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of revenues of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

                  (B) such election shall be irrevocable;

                  (C) such election shall be subject to the consent or disapproval of the Committee; and

                  (D) the Stock withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.


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

Notwithstanding the foregoing, the first sentence of Section 6(b)(A) shall not be applicable until the Company has been subject to the reporting requirements of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 8. AMENDMENTS AND TERMINATION

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Stock Options and to the extent required by the Act to ensure that Awards and Options granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, Plan amendments shall be subject to approval by the Company's stockholders.


SECTION 9. STATUS OF PLAN

         With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 10. CHANGE OF CONTROL PROVISIONS

         Upon the occurrence of a Change of Control as defined in this Section
10:


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         (a) Each Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

         (b) "CHANGE OF CONTROL" shall mean the occurrence of any one of the following events:

                  (i) any "PERSON," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

                  (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

                  (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 30% of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 30% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 30% or more of the combined voting power of all then


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outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "CHANGE OF CONTROL" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11. GENERAL PROVISIONS

         (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 12. EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 13. GOVERNING LAW

         This Plan shall be governed by Maryland law except to the extent such law is preempted by federal law.



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